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Exhibit 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We consent to the incorporation by reference in Registration Statement No. 333-51425 of LIFE Financial Corporation on Form S-8 of our report dated March 16, 2001, appearing in this Annual Report on Form 10K of LIFE Financial Corporation for the year ended December 31, 2001.

/s/ Grant Thornton LLP
Irvine, California
March 28, 2002

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  Exhibit 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS